UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12101 Airport Way, Broomfield, Colorado 80021
(Address of principal executive offices) (Zip Code)

(800) 455-1476

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2023, NuVasive, Inc. (the “Company”) and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into an Amendment No. 2 to Credit Agreement (“Amendment No. 2 to Credit Agreement”) with Bank of America, N.A., as administrative agent (the “Agent”), and the other lenders party thereto.

Amendment No. 2 to Credit Agreement modifies certain provisions of the Second Amended and Restated Credit Agreement, dated as of February 24, 2020, among the Company, the Guarantors, the Agent and the lenders party thereto, as amended by Amendment No. 1 to Credit Agreement dated May 26, 2020 (the “Existing Credit Agreement”), evidencing a revolving senior credit facility (the “Facility”). The Facility provides for secured revolving loans, multicurrency loan options and letters of credit in an aggregate amount of up to $550.0 million.

The modifications to the Existing Credit Agreement pursuant to Amendment No. 2 to Credit Agreement provides for the replacement of LIBOR-based rates with a SOFR-based rate (including a customary spread adjustment) and other rates for “Alternate Currencies” including, Euros (EURIBOR), Japanese Yen (TIBOR), Australian Dollars (BBSY) and Sterling (SONIA) and adjusts certain other provisions to reflect current documentation standards and other agreed modifications.

The Company intends to draw upon this Facility and use available cash on hand to repay the outstanding $450.0 million principal amount of Senior Convertible Notes due June 2023. As of May 10, the Company had no outstanding borrowings under the Facility.

The foregoing is a summary description of certain terms of the modifications to the Existing Credit Agreement pursuant to Amendment No. 2 to Credit Agreement, which is filed as Exhibit 10.1 to this Current Report, and does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Amendment No. 2 to Credit Agreement which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2023, the Company issued a press release announcing its financial results for the quarter ended March 31, 2023. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2023, the Company and the Guarantors entered into Amendment No. 2 to Credit Agreement.

The information set forth in Item 1.01 of this Current Report related to the Amendment No. 2 to Credit Agreement is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2023, Marc Rosenbaum notified the Board of Directors of the Company of his decision to resign from his position as Vice President, Corporate Controller and Chief Accounting Officer. Mr. Rosenbaum indicated that he is leaving the Company to pursue another opportunity outside the spine industry and that his resignation is not the result of any dispute or disagreement with the Company, including any matters relating to the Company’s accounting practices or financial reporting. The effective date of Mr. Rosenbaum’s departure will be May 19, 2023. Matthew Harbaugh, the Company’s Executive Vice President and Chief Financial Officer, will assume the responsibilities of Chief Accounting Officer effective upon Mr. Rosenbaum’s departure and will serve as the Company’s principal financial officer and principal accounting officer for purposes of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Biographical information concerning Mr. Harbaugh, as described in Items 401(b) and (e) of Regulation S-K, is disclosed in the Company’s 2022 Annual Report on Form 10-K/A filed with the SEC on April 12, 2023.

As previously disclosed, on February 8, 2023, NuVasive entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Globus Medical, Inc. (“Globus Medical”) and Zebra Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Globus Medical. The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Merger Sub will merge with and into NuVasive (the “Merger”), with NuVasive surviving the Merger as a wholly owned subsidiary of Globus Medical. Mr. Rosenbaum has agreed to provide consulting services to the Company following his departure in support of the Merger and to assist with integration planning efforts through the closing of the Merger and for a period of time post-closing as may be reasonably requested by the Company and Globus Medical.

Item 7.01	Regulation FD Disclosure.

During a conference call scheduled to be held at 1:30 p.m. Pacific Time on May 10, 2023, the Company’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter ended March 31, 2023 and the Company’s outlook for the year ending December 31, 2023.

The information contained in this Current Report pursuant to Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of May 8, 2023, by and among NuVasive, Inc., certain of its subsidiaries, as guarantors, Bank of America, N.A., as administrative agent, and each of those additional lenders that are a party to such agreement.

99.1	Press Release issued by NuVasive, Inc. on May 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*        *         *

Cautionary Notes on Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about NuVasive’s net sales outlook for 2023 and expectations regarding longer-term financial performance, and the consummation of the proposed transaction with Globus Medical and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic on NuVasive’s business and financial results; (ii) further deterioration of general macroeconomic conditions, including inflationary pressures, disruptions to the global supply chain, fluctuations in currency exchange rates, higher freight and labor costs, and weakness in economic conditions generally; (iii) NuVasive’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; (iv) risks associated with acceptance of NuVasive’s surgical products and procedures by spine surgeons and hospitals, (v) development and acceptance of new products or product enhancements, (vi) clinical and statistical verification of the benefits achieved via the use of NuVasive’s products, (vii) NuVasive’s ability to adequately manage inventory as it continues to release new products, (viii) the remaining conditions to closing of the transaction with Globus Medical may not be satisfied on a timely basis or at all, including obtaining regulatory approval, (ix) the anticipated tax treatment of the transaction may not be obtained, (x) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the transactions, (xi) potential litigation relating to the proposed transaction that could be instituted against Globus Medical, NuVasive or their respective directors, (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (xiii) any negative effects of the announcement, pendency or consummation of the transactions on the market price of Globus Medical’s or NuVasive’s common stock and on Globus Medical’s or NuVasive’s businesses or operating results, (xiv) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xv) the risks and costs associated with the integration of, and the ability of Globus Medical and NuVasive to integrate, their businesses successfully and to achieve anticipated synergies, (xvi) the risk that disruptions from the proposed transaction will harm Globus Medical’s or NuVasive’s business, including current plans and operations, (xvii) the ability of Globus Medical or NuVasive to retain and hire key personnel and uncertainties arising from leadership changes, (xviii) legislative, regulatory and economic developments, and (xix) the other risks described in Globus Medical’s and NuVasive’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. In addition, this Current Report contains selected financial results for NuVasive for the period ended March 31, 2023 which are prior to the completion of review and audit procedures by NuVasive’s external auditors and are subject to adjustment. NuVasive’s projections for 2023 net sales guidance and expectations regarding longer-term financial performance represent initial estimates and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 initially filed by Globus Medical with the SEC on March 10, 2023, as amended on March 24, 2023, in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Globus Medical’s or NuVasive’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Globus Medical nor NuVasive assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer

This Current Report is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Information About the Transaction and Where To Find It

This Current Report references the proposed business combination of NuVasive and Globus Medical. In connection with the proposed transaction, Globus Medical filed a registration statement on Form S-4 with the SEC on March 10, 2023, which was amended on March 24, 2023, and that includes a joint proxy statement/prospectus. The registration statement on Form S-4, including the joint proxy statement/prospectus, provides details of the proposed transaction and the attendant benefits and risks. The registration statement was declared effective on March 28, 2023, and NuVasive filed a definitive proxy statement on March 28, 2023. Globus Medical and NuVasive commenced mailing of the definitive joint proxy statement/prospectus to their respective stockholders on March 29, 2023. Globus Medical and NuVasive may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or the registration statement on Form S-4 or any other document which Globus Medical or NuVasive may file with the SEC. INVESTORS AND SECURITY HOLDERS OF GLOBUS MEDICAL AND NUVASIVE ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed by Globus Medical or NuVasive with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Globus Medical and NuVasive, as applicable. Requests for copies of the joint proxy statement/ prospectus and other documents filed by Globus Medical with the SEC may be made by contacting Keith Pfeil, Chief Financial Officer, by phone at (610) 930-1800 or by email at kpfeil@globusmedical.com, and request for copies of the joint proxy statement/prospectus and other documents filed by NuVasive may be made by contacting Matt Harbaugh, Chief Financial Officer, by phone at (858) 210-2129 or by email at investorrelations@nuvasive.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023	NUVASIVE, INC.

/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer